THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES -- SUPPLEMENT DATED MARCH 1, 2000, TO PROSPECTUSES FOR:
EQUI-VEST(R)                EQUI-VEST(R)EXPRESS(SM)     EQUI-VEST(R)
Combination variable        Combination variable        Combination variable
 and fixed deferred         and fixed deferred            and fixed deferred
  annuity                      annuity                       annuity
Prospectus dated            Prospectus dated            Prospectus dated
 October 18, 1999           October 18, 1999            October 20, 1999
("Series 100, 200, 300,     ("Series 700")              ("Series 800")
 400 and 500")
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This supplement modifies certain information in the above-referenced prospectuses with respect to Series 400, 700 and 800. It does not apply to Series 100, 200, 300 or 500.
o We have added disclosure about a new Principal Assurance feature
o We have revised our Successor Owner Annuitant feature

Unless otherwise indicated, all other information included in the prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the prospectuses.

1. The section entitled "Allocating your contributions" under "Contract features and benefits" in the prospectuses has been modified as follows:

   "PRINCIPAL ASSURANCE ALLOCATION
        Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 6 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.

        For example, if your initial contribution is $10,000, and on January 31, 2000 you chose the fixed maturity option with a maturity date of June 15, 2009, then assuming a hypothetical rate to maturity of 6% on January 31, 2000, we would have allocated $5,793 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

        The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Traditional IRA, QP IRA or Roth IRA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA funds are sufficient to meet your required minimum distributions. See `Tax information.'"

2. A. WITH RESPECT TO SERIES 700 AND 800: THE FOLLOWING CHANGES HAVE BEEN MADE TO THE SECTION ENTITLED "EFFECT OF THE ANNUITANT'S DEATH" UNDER "PAYMENT OF DEATH BENEFIT" IN THE PROSPECTUSES:

    The third paragraph is deleted. The fourth paragraph is revised in its entirety as follows:

    "SUCCESSOR OWNER AND ANNUITANT. For all contracts, your spouse can elect upon your death to continue the contract as the owner/annuitant and no death benefit is payable until the surviving spouse's death."

    B. WITH RESPECT TO SERIES 400: The following changes have been made to the section entitled "Successor owner and annuitant" under "Payment of death benefit" in the prospectus.

    The reference to "400 contracts" in the subsection entitled "Series 300 and 400 contracts only" is deleted. The section entitled "Series 400 Traditional IRA, QP IRA and Roth IRA contracts" is revised in its entirety as follows:

    "SERIES 400 CONTRACTS. If you are the owner and the annuitant and your spouse is the sole primary beneficiary, your spouse can elect upon your death to continue the contract as the owner/annuitant and no death benefit is payable until the surviving spouse's death."